TCW METROPOLITAN WEST FUNDS

TCW MetWest Intermediate Bond Fund (the “Fund”)

(I Share: MWIIX; M Share: MWIMX)

Supplement dated March 28, 2025 to the Prospectus and
the Summary Prospectus, each dated July 29, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and the Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and the Summary Prospectus and any previous supplements.

On March 27, 2025, the Board of Trustees of the Fund, having determined that a reorganization of the Fund would be in the best interest of the Fund and its shareholders, voted to approve a form of Agreement and Plan of Reorganization to reorganize the Fund with and into TCW Core Plus Bond ETF, a newly-created exchange-traded fund (“ETF”) (the “Acquiring Fund”), which will be a series of TCW ETF Trust (the “Reorganization”).

Pursuant to applicable law (including the Investment Company Act of 1940) the Reorganization may be implemented without shareholder approval. The Reorganization is expected to occur in June 2025 and is expected to be a tax-free reorganization for U.S. federal income tax purposes. Additional information about the Reorganization will be made available to shareholders in a combined information statement/prospectus prior to the Reorganization date.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. Because the Fund is expected to reorganize into the Acquiring Fund on its reorganization date, you should consider the appropriateness of making a new or subsequent investment in the Fund prior to its reorganization date. You should consider the investment objectives, risks, strategies, fees and expenses of the Acquiring Fund and/or the Fund carefully before investing.

Prior to the Reorganization date, a combined information statement/prospectus will be included in a registration statement on Form N-14 that will be filed with the U.S. Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the combined information statement/prospectus will not be distributed to shareholders unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After the materials are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at https://www.tcw.com and a paper copy can be obtained at no charge by calling 1-877-829-4768.

Shareholders should retain this Supplement for future reference.